UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
December 20, 2012
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54674	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
     Steadfast Income REIT, Inc. (the “Company”), through its consolidated subsidiaries, has acquired fee simple interests in the following two multifamily properties: the Forty 57 at Glasford Apartments (the “Forty 57 Property”), acquired by the Company on December 20, 2012, and the Hilliard Grand (the “Hilliard Grand Property”), acquired by the Company on December 31, 2012. The Company is filing this Current Report on Form 8-K/A to amend each of the Form 8-Ks below, as applicable, to provide the required financial information related to the acquisition of the Forty 57 Property and the Hilliard Grand Property.
This Current Report on Form 8-K/A hereby amends the following Form 8-Ks, as applicable:

•	the Company’s Current Report on Form 8-K relating to the acquisition of the Forty 57 Property, filed with the Securities and Exchange Commission (the “SEC”) on December 27, 2012; and

•	the Company’s Current Report on Form 8-K relating to the acquisition of the Hilliard Grand Property, filed with the SEC on January 7, 2013.
(a) Financial Statement of Businesses Acquired.

I.	The Forty 57 Property

	Report of Independent Auditors	F-1
	Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2012 (unaudited) and the Year Ended December 31, 2011	F-2
	Notes to Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2012 (unaudited) and the Year Ended December 31, 2011	F-3

II.	The Hilliard Grand Property

	Report of Independent Auditors	F-5
	Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2012 (unaudited) and for the Period from April 1, 2011 (Inception) to December 31, 2011	F-6
	Notes to Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2012 (unaudited) and for the Period from April 1, 2011 (Inception) to December 31, 2011	F-7
(b) Pro Forma Financial Information.

Steadfast Income REIT, Inc.

Summary of Unaudited Pro Forma Financial Statements	F-9
Unaudited Pro Forma Balance Sheet as of September 30, 2012	F-10
Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2012	F-12
Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2011	F-16

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Income REIT, Inc.
     We have audited the accompanying statement of revenues over certain operating expenses of the Forty 57 Property for the year ended December 31, 2011. This statement is the responsibility of the Forty 57 Property’s management. Our responsibility is to express an opinion on the statement based on our audit.
     We conducted our audit in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the Forty 57 Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Forty 57 Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Forty 57 Property’s revenues and expenses.
     In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the Forty 57 Property for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young, LLP
Irvine, California
March 8, 2013

FORTY 57 PROPERTY
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	For the Nine Months Ended September 30, 2012	For the Year Ended December 31, 2011
	(unaudited)
Revenues:
Rental income	$2,561,356	$2,891,236
Tenant reimbursements and other	506,960	563,025
Total revenues	3,068,316	3,454,261

Expenses:
Operating, maintenance, and management	535,821	655,794
Real estate taxes and insurance	264,313	282,340
General and administrative expenses	2,881	2,573
Total expenses	803,015	940,707
Revenues over certain operating expenses	$2,265,301	$2,513,554
See accompanying notes to statement of revenues over certain operating expenses.

FORTY 57 PROPERTY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2012 (unaudited)
and the Year Ended December 31, 2011
1. DESCRIPTION OF REAL ESTATE PROPERTY
On December 20, 2012, Steadfast Income REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Lexington, Kentucky, commonly known as the Forty 57 at Glasford Apartments (the “Forty 57 Property”). The Forty 57 Property was constructed between 2008 and 2012 and is composed of 19 three-story buildings on a 27-acre site.
The Forty 57 contains 436 units consisting of 168 one-bedroom units, 216 two-bedroom apartments and 52 three-bedroom apartments. The apartments range in size from 772 to 1,323 square feet and average 1,005 square feet. Apartment amenities include large contemporary floor plans, private entries, nine-foot ceilings, attached and detached garages, private patios or balconies, built-in tech center, fiber optic wiring, all wood cabinetry, roman soaking tubs and shower stalls and walk-in closets. In addition, select units have full size washer and dryer connections. Property amenities include a clubhouse with computer cafe, a community room with kitchen, two resort-style outdoor pools with sundeck, executive conference room, fitness and cardio center, movie theatre, vollyball court and putting green, self-serve car wash area, picnic area with barbecue grills and professional landscaping.
The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2. BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
The Forty 57 Property is not a legal entity and the accompanying statements of revenues over certain expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Forty 57 Property. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Forty 57 Property.
The accompanying unaudited statement of revenues over certain operating expenses for the nine months ended September 30, 2012 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2012 are not necessarily indicative of the results that may be expected for the year ending December 31, 2012.
An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Forty 57 Property was acquired from an unaffiliated party; and (2) based on due diligence of the Forty 57 Property conducted by the Company, management is not aware of any material factors relating to the Forty 57 Property that would cause this financial information not to be indicative of future operating results.
Square footage, occupancy and other measures used to describe real estate included in the notes to statement of revenues over certain operating expenses are presented on an unaudited basis.

FORTY 57 PROPERTY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Nine Months Ended September 30, 2012 (unaudited)
and the Year Ended December 31, 2011

3. SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
The Forty 57 Property leases residential apartment units under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other consists of charges billed to tenants for utilities, parking, application and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4. COMMITMENTS AND CONTINGENCIES
Litigation
The Forty 57 Property may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its results of operations or financial condition.
Other Matters
The Company is not aware of any material environmental liabilities relating to the Forty 57 Property that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to the Forty 57 Property could result in future environmental liabilities.

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Income REIT, Inc.
     We have audited the accompanying statement of revenues over certain operating expenses of the Hilliard Grand Property for the period from April 1, 2011 (inception) to December 31, 2011. This statement is the responsibility of the Hilliard Grand Property’s management. Our responsibility is to express an opinion on the statement based on our audit.
     We conducted our audit in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the Hilliard Grand Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Hilliard Grand Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Hilliard Grand Property’s revenues and expenses.
     In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the Hilliard Grand Property for the period from April 1, 2011 (inception) to December 31, 2011, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young, LLP
Irvine, California
March 8, 2013

HILLIARD GRAND PROPERTY
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	For the Nine Months Ended September 30, 2012	For the Period from April 1, 2011 (Inception) to December 31, 2011
	(unaudited)
Revenues:
Rental income	$2,730,766	$720,732
Tenant reimbursements and other	12,448	5,498
Total revenues	2,743,214	726,230

Expenses:
Operating, maintenance, and management	534,093	395,535
Real estate taxes and insurance	453,944	88,568
General and administrative expenses	54,111	76,058
Total expenses	1,042,148	560,161
Revenues over certain operating expenses	$1,701,066	$166,069
See accompanying notes to statement of revenues over certain operating expenses.

HILLIARD GRAND PROPERTY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2012 (unaudited)
and for the Period from April 1, 2011 (Inception) to December 31, 2011

1. DESCRIPTION OF REAL ESTATE PROPERTY
On December 31, 2012, Steadfast Income REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Dublin, Ohio, commonly known as Hilliard Grand (the “Hilliard Grand Property”). The construction of the Hilliard Grand Property was completed in 2012; however, the property's operations commenced in April 2011.
The Hilliard Grand Property is composed of 38 two-story buildings and contains 314 units consisting of 48 one-bedroom apartments, 224 two-bedroom apartments and 42 three-bedroom apartments. The apartments range in size from 780 to 1,510 square feet and average 1,192 square feet. Apartment amenities include painted white woodwork throughout, custom birch kitchen cabinetry and bathroom vanities, fully appointed kitchens with complete appliance packages, granite-like laminate kitchen tops with backsplash, washer and dryer connections, oversized walk-in closets and private patio or balcony decks. In addition, select units have vaulted or nine-foot ceilings. Property amenities include a resort-style clubhouse, outdoor swimming pool, barbecue gazebo, outdoor lounge with fire pit, fitness center, community garden, free clubhouse Wi-Fi, car wash and vacuum facility and playground equipment.
The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2. BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
The Hilliard Grand Property is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Hilliard Grand Property. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Hilliard Grand Property.
The accompanying unaudited statement of revenues over certain operating expenses for the nine months ended September 30, 2012 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2012 are not necessarily indicative of the results that may be expected for the year ending December 31, 2012.
An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Hilliard Grand Property was acquired from an unaffiliated party; and (2) based on due diligence of the Hilliard Grand Property conducted by the Company, management is not aware of any material factors relating to the Hilliard Grand Property that would cause this financial information not to be indicative of future operating results.
Square footage, occupancy and other measures used to describe real estate included in the notes to statement of revenues over certain operating expenses are presented on an unaudited basis.

HILLIARD GRAND PROPERTY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Nine Months Ended September 30, 2012 (unaudited)
and for the Period from April 1, 2011 (Inception) to December 31, 2011

3. SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
The Hilliard Grand Property leases residential apartment units under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other consists of charges billed to tenants for utilities, parking, application and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4. COMMITMENTS AND CONTINGENCIES
Litigation
The Hilliard Grand Property may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its results of operations or financial condition.
Other Matters
The Company is not aware of any material environmental liabilities relating to the Hilliard Grand Property that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to the Hilliard Grand Property could result in future environmental liabilities.

STEADFAST INCOME REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on March 29, 2012, and the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 2012, which was filed with the SEC on November 13, 2012. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of the Arbor Pointe Apartments (the “Arbor Pointe Property”), the Clarion Park Apartments (the “Clarion Park Property”), the Cooper Creek Village (the “Cooper Creek Property”), the Prairie Walk Apartment Homes (the “Prairie Walk Property”), the Truman Farm Villas (the “Truman Farm Villas Property”), the EBT Lofts (the “EBT Lofts Property”), the Windsor on the River (the “Windsor on the River Property”), the Renaissance St. Andrews (the “Renaissance Property”), the Spring Creek of Edmond (the “Spring Creek Property”), the Montclair Parc Apartments (the “Montclair Parc Property”), the Sonoma Grande Apartments (the “Sonoma Grande Property”), the Estancia Apartments (the “Estancia Property”), the Hilliard Park Apartments (the “Hilliard Park Property”) and the Hilliard Summit Apartments (the “Hilliard Summit Property”), which have been included in the Company’s prior filings with the SEC, and the statements of revenues over certain operating expenses and the notes thereto of the Forty 57 Property and the Hilliard Grand Property, which are included herein.
The following unaudited pro forma balance sheet as of September 30, 2012 has been prepared to give effect to the acquisition of the Forty 57 Property, which occurred on December 20, 2012 and the acquisition of the Hilliard Grand Property, which occurred on December 31, 2012, as if such acquisitions occurred on September 30, 2012. The Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property (collectively referred to as the “2011 Properties”), the Windsor on the River Property, the Renaissance Property, the Spring Creek Property, the Montclair Parc Property, the Sonoma Grande Property, the Estancia Property, the Hilliard Park Property and the Hilliard Summit Property were acquired on May 5, 2011, June 28, 2011, August 24, 2011, December 22, 2011, December 22, 2011, December 30, 2011, January 26, 2012, February 17, 2012, March 9, 2012, April 26, 2012, May 24, 2012, June 29, 2012, September 11, 2012 and September 28, 2012, respectively, and are recorded in the Company’s historical balance sheet as of September 30, 2012.
The following unaudited pro forma statements of operations for the nine months ended September 30, 2012 and for the year ended December 31, 2011 have been prepared to give effect to the acquisition of the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property, the Windsor on the River Property, the Renaissance Property, the Spring Creek Property, the Montclair Parc Property, the Sonoma Grande Property, the Estancia Property, the Hilliard Park Property, the Hilliard Summit Property, the Forty 57 Property and the Hilliard Grand Property (collectively referred to as the “Portfolio Properties”) as if the acquisitions occurred on January 1, 2011.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Portfolio Properties been consummated as of January 1, 2011. The audited statements of revenues over certain operating expenses of the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property have been previously filed on Form 8-K/As with the SEC on May 13, 2011, August 12, 2011 and October 28, 2011, respectively. The audited statements of revenues over certain operating expenses of the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property have been previously filed on Form 8-K/A with the SEC on March 9, 2012. The audited statements of revenues over certain expenses of the Renaissance Property, the Spring Creek Property and the Montclair Parc Property have been previously filed on Form 8-K/A with the SEC on May 4, 2012. The audited statements of revenues over certain expenses of the Sonoma Grande Property and the Estancia Property have been previously filed on Form 8-K/A with the SEC on August 9, 2012. The audited statements of revenues over certain expenses of the Hilliard Park Property and the Hilliard Summit Property have been previously filed on Form 8-K/A with the SEC on December 14, 2012.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET

As of September 30, 2012

		Pro Forma Adjustments
	Steadfast Income REIT, Inc. Historical (a)	Forty 57 Property (b)		Hilliard Grand Property (b)		Offering Proceeds (c)	Pro Forma Total
Assets:
Real Estate:
Land	$27,298,570	$3,055,614		$2,657,734		$—	$33,011,918
Building and improvements	293,646,458	48,682,501		37,195,861		—	379,524,820
Tenant origination and absorption costs	8,503,002	761,885		816,667		—	10,081,554
Total real estate, cost	329,448,030	52,500,000		40,670,262		—	422,618,292
Less accumulated depreciation and amortization	(12,587,204)	—		—		—	(12,587,204)
Total real estate, net	316,860,826	52,500,000		40,670,262		—	410,031,088
Cash and cash equivalents	20,985,462	(14,828,649)		(11,299,987)		40,799,041	35,655,867
Restricted cash	3,317,755	279,735		277,752		—	3,875,242
Rents and other receivables	1,693,126	—		—		—	1,693,126
Deferred financing costs and other assets, net	3,587,827	404,429		189,754		—	4,182,010
Total assets	$346,444,996	$38,355,515		$29,837,781		$40,799,041	$455,437,333

Liabilities:
Accounts payable and accrued liabilities	$6,549,357	$86,497		$491,169		$—	$7,127,023
Below-market leases	—	—		170,262		—	170,262
Notes payable	207,914,276	38,500,000		29,255,766		—	275,670,042
Distributions payable	1,010,158	—		—		—	1,010,158
Due to affiliates	2,209,502	1,061,613	(d)	815,501	(d)	—	4,086,616
Total liabilities	217,683,293	39,648,110		30,732,698		—	288,064,101
Commitments and Contingencies
Redeemable common stock	1,915,460	—		—		—	1,915,460
Equity:
Preferred stock, $0.01 par value per share; 100,000,000 shares authorized, no shares issued and outstanding	—	—		—		—	—
Common stock, $0.01 par value per share; 999,999,000 shares authorized, 18,336,342 shares issued and outstanding and 22,908,859 pro forma shares as of September 30, 2012	183,363	—		—		45,726	229,089
Convertible stock, $0.01 par value per share; 1,000 shares issued and outstanding as of September 30, 2012	10	—		—		—	10
Additional paid-in capital	152,807,438	—		—		40,753,315	193,560,753
Cumulative distributions and net losses	(26,144,568)	(1,292,595)	(d)	(894,917)	(d)	—	(28,332,080)
Total equity	126,846,243	(1,292,595)		(894,917)		40,799,041	165,457,772
Total liabilities and equity	$346,444,996	$38,355,515		$29,837,781		$40,799,041	$455,437,333

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2012

(a)	Historical financial information as of September 30, 2012, derived from the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2012.

(b)
Represents adjustments to the balance sheet of the Company to give effect to the acquisition of the Forty 57 Property and the Hilliard Grand Property and related cash, other assets and liabilities as if the acquisitions had occurred on September 30, 2012. The purchase price of the Forty 57 Property and the Hilliard Grand Property, exclusive of closing and other acquisition costs, was approximately $52.5 million and $40.5 million, respectively, and were funded with proceeds from the Company’s initial public offering and financing in the amount of approximately $38.5 million and $29.3 million, respectively.

(c)
The pro forma adjustments assume the actual net proceeds raised in the Company's initial public offering during the period from October 1, 2012 through December 31, 2012 were raised as of September 30, 2012.

(d)	Represents the acquisition related fees and expenses incurred in connection with the acquisition of the Forty 57 Property and the Hilliard Grand Property, not included in the historical results.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2012

		Pro Forma Adjustments
	Steadfast Income REIT, Inc. Historical (a)	Windsor on the River Property (b)		Renaissance Property (b)		Spring Creek Property (b)		Montclair Parc Property (b)		Sonoma Grande Property (b)		Estancia Property (b)		Hilliard Park Property (b)		Hilliard Summit Property (b)		Forty 57 Property (b)		Hilliard Grand Property (b)		Pro Forma Total
Revenues:
Rental income	$16,843,373	$255,715	(c)	$191,919	(c)	$431,198	(c)	$1,135,371	(c)	$1,397,067	(c)	$1,515,830	(c)	$1,534,082	(c)	$1,276,875	(c)	$2,561,356	(c)	$2,730,766	(c)	$29,873,552
Tenant reimbursements and other	1,621,631	28,371	(d)	33,964	(d)	29,089	(d)	103,205	(d)	127,802	(d)	118,900	(d)	9,937	(d)	4,240	(d)	506,960	(d)	12,448	(d)	2,596,547
Total revenues	18,465,004	284,086		225,883		460,287		1,238,576		1,524,869		1,634,730		1,544,019		1,281,115		3,068,316		2,743,214		32,470,099
Expenses:
Operating, maintenance and management	5,364,639	48,238	(e)	90,506	(e)	128,444	(e)	223,211	(e)	336,994	(e)	411,357	(e)	284,370	(e)	315,287	(e)	535,821	(e)	432,248	(e)	8,171,115
Real estate taxes and insurance	2,159,130	462,691	(f)	29,918	(f)	109,089	(f)	261,698	(f)	260,477	(f)	290,404	(f)	476,624	(f)	592,994	(f)	504,520	(f)	1,039,278	(f)	6,186,823
Fees to affiliates	6,928,656	(636,794)	(g)	(232,455)	(g)	(345,326)	(g)	(589,340)	(g)	(499,405)	(g)	(401,161)	(g)	(239,985)	(g)	(300,327)	(g)	401,562	(g)	331,839	(g)	4,417,264
Depreciation and amortization	9,471,699	(1,126,746)	(h)	(187,031)	(h)	(279,426)	(h)	(646,637)	(h)	66,429	(h)	253,110	(h)	436,998	(h)	627,762	(h)	1,428,639	(h)	1,069,274	(h)	11,114,071
Interest expense	3,887,837	55,745	(i)	(257,514)	(i)	46,704	(i)	290,532	(i)	308,783	(i)	362,230	(i)	390,011	(i)	459,042	(i)	1,114,308	(i)	1,254,732	(i)	7,912,410
General and administrative expenses	2,094,725	2,399	(j)	4,960	(j)	5,771	(j)	8,284	(j)	16,075	(j)	12,222	(j)	32,679	(j)	68,269	(j)	2,881	(j)	54,111	(j)	2,302,376
Acquisition costs	1,694,574	(173,427)	(k)	(140,025)	(k)	(145,988)	(k)	(160,715)	(k)	(215,193)	(k)	(160,780)	(k)	(42,446)	(k)	(102,472)	(k)	(559)	(k)	(28,901)	(k)	524,068
	31,601,260	(1,367,894)		(691,641)		(480,732)		(612,967)		274,160		767,382		1,338,251		1,660,555		3,987,172		4,152,581		40,628,127
Net loss	(13,136,256)	$1,651,980		$917,524		$941,019		$1,851,543		$1,250,709		$867,348		$205,768		$(379,440)		$(918,856)		$(1,409,367)		(8,158,028)
Net loss per common share – basic and diluted	$(1.39)																					$(0.36)
Weighted-average number of common shares outstanding, basic and diluted	9,423,555																					22,908,859	(l)

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2012

(a)	Historical financial information for the nine months ended September 30, 2012 derived from the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2012.

(b)
Represents adjustments to historical operations of the Company to give effect to the acquisition of the Windsor on the River Property, the Renaissance Property, the Spring Creek Property, the Montclair Parc Property, the Sonoma Grande Property, the Estancia Property, the Hilliard Park Property, the Hilliard Summit Property, the Forty 57 Property and the Hilliard Grand Property (collectively the “2012 Properties”) as if these assets had been acquired on January 1, 2011.

(c)
Represents the base rental income (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2012, based on the historical operations of the previous owners as if the 2012 Properties had been acquired on January 1, 2011.

(d)
Represents operating cost reimbursements and other operating income from tenants (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2012, based on historical operations of the previous owners as if the 2012 Properties had been acquired on January 1, 2011.

(e)
Represents operating, maintenance and management expenses (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2012, based on historical operations of the previous owners as if the 2012 Properties were acquired on January 1, 2011. Amounts exclude the following property management fees:

Portfolio Properties	Property Management Fees For the Nine Months Ended September 30, 2012
Windsor on the River Property	$10,229
Renaissance Property	7,833
Spring Creek Property	16,129
Montclair Parc Property	61,966
Sonoma Grande Property	60,217
Estancia Property	64,488
Hilliard Park Property	81,355
Hilliard Summit Property	44,564
Forty 57 Property	—
Hilliard Grand Property	101,845

(f)
Represents real estate taxes and insurance expense (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2012, based on management estimates as if the 2012 Properties were acquired on January 1, 2011.

(g)
Represents adjustments made to fees to affiliates for the nine months ended September 30, 2012 to eliminate acquisition fees incurred by the Company that are included in the historical financial information for the nine months ended September 30, 2012 and to include the fees to affiliates (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2012 that would be due to affiliates had the 2012 Properties been acquired on January 1, 2011. The pro forma total fees to affiliates are as follows:

•
Investment Management Fees: Investment management fees are payable to the Company's external advisor, Steadfast Income Advisor, LLC (“Advisor”) based on an annual fee, payable monthly, of 0.80% of the acquisition cost of the 2012 Properties, including acquisition fees and acquisition expenses, as defined in the advisory agreement by and among the Company, its operating partnership and Advisor (“Advisory Agreement”).

•
Property Management Fees: Property management fees are payable to the property manager based on between 2.5% and 3.5% of the monthly gross revenues of the 2012 Properties, as defined in the Property Management Agreement for each property.

The acquisition fees eliminated and investment management fees payable to the Advisor and the property management fees payable to the property managers were:

	For the Nine Months Ended September 30, 2012
	Acquisition Fees Eliminated from Historical Financial Information	Fees Included in Pro Forma Financial Information
2012 Properties		Investment Management Fees	Property Management Fees	Total
Windsor on the River Property	$(666,381)	$19,644	$9,943	$(636,794)
Renaissance Property	(253,897)	13,536	7,906	(232,455)
Spring Creek Property	(392,099)	30,663	16,110	(345,326)
Montclair Parc Property	(721,328)	94,831	37,157	(589,340)
Sonoma Grande Property	(651,458)	106,307	45,746	(499,405)
Estancia Property	(564,777)	114,574	49,042	(401,161)
Hilliard Park Property	(400,130)	113,824	46,321	(239,985)
Hilliard Summit Property	(486,537)	147,777	38,433	(300,327)
Forty 57 Property	—	324,854	76,708	401,562
Hilliard Grand Property	—	249,543	82,296	331,839

(h)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2012, as if the 2012 Properties were acquired on January 1, 2011. Depreciation expense on the purchase price of building and furniture & fixtures is recognized using the straight-line method over an estimated useful life of 27.5 years and 5 years, respectively. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2012, as if the borrowings attributable to the 2012 Properties were borrowed on January 1, 2011.

Portfolio Properties	Initial Mortgage Debt (In Millions)
Windsor on the River Property	$23.5
Renaissance Property	7.0
Spring Creek Property(1)	13.9
Montclair Parc Property	25.0
Sonoma Grande Property	22.5
Estancia Property(1)	20.5
Hilliard Park Property	13.9
Hilliard Summit Property	16.8
Forty 57 Property	38.5
Hilliard Grand Property	29.3

(1)
The identifiable assets and mortgage note payable assumed in connection with the acquisition of the Spring Creek Property and the Estancia Property include an allocation adjustment of $0.6 million and $1.9 million, respectively, to record the assumed mortgage at fair value.

(j)
Represents general and administrative expenses (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2012, based on historical operations of the previous owners, as if the 2012 Properties had been acquired as of January 1, 2011.

(k)
Represents adjustments made to acquisition costs (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2012, to include those amounts incurred by the Company that were attributable to the 2012 Properties, as if the assets had been acquired as of January 1, 2011.

(l)
Represents the actual number of shares of the Company’s common stock outstanding as of December 31, 2012. The calculation assumes that these shares were issued and the related proceeds were raised on January 1, 2011.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011

		Pro Forma Adjustments
	Steadfast Income REIT, Inc. Historical (a)	2011 Properties (b)		Windsor on the River Property (b)		Renaissance Property (b)		Spring Creek Property (b)		Montclair Parc Property (b)		Sonoma Grande Property (b)		Estancia Property (b)		Hilliard Park Property (b)		Hilliard Summit Property (b)		Forty 57 Property (b)		Hilliard Grand Property (b)		Pro Forma Total
Revenues:
Rental income	$5,185,990	$5,164,681	(c)	$3,540,668	(c)	$1,470,018	(c)	$2,249,728	(c)	$3,523,566	(c)	$3,474,682	(c)	$3,123,544	(c)	$2,139,079	(c)	$74,458	(c)	$2,891,236	(c)	$890,994	(c)	$33,728,644
Tenant reimbursements and other	524,183	271,490	(d)	392,824	(d)	260,149	(d)	151,769	(d)	320,291	(d)	289,627	(d)	269,815	(d)	12,426	(d)	968	(d)	563,025	(d)	5,498	(d)	3,062,065
Total revenues	5,710,173	5,436,171		3,933,492		1,730,167		2,401,497		3,843,857		3,764,309		3,393,359		2,151,505		75,426		3,454,261		896,492		36,790,709
Expenses:
Operating, maintenance and management	2,022,124	1,740,326	(e)	703,319	(e)	693,238	(e)	670,140	(e)	692,724	(e)	775,264	(e)	786,875	(e)	374,710	(e)	82,058	(e)	655,794	(e)	361,442	(e)	9,558,014
Real estate taxes and insurance	756,403	681,596	(f)	1,252,124	(f)	164,436	(f)	276,116	(f)	555,793	(f)	552,268	(f)	517,165	(f)	651,796	(f)	261,475	(f)	672,693	(f)	1,027,212	(f)	7,369,077
Fees to affiliates	1,519,026	502,009	(g)	1,076,638	(g)	418,360	(g)	636,135	(g)	1,130,947	(g)	1,030,088	(g)	897,007	(g)	627,928	(g)	554,969	(g)	1,581,108	(g)	1,091,939	(g)	11,066,154
Depreciation and amortization	2,577,462	2,149,135	(h)	2,290,237	(h)	696,735	(h)	1,099,749	(h)	2,365,222	(h)	1,706,236	(h)	1,573,947	(h)	985,620	(h)	409,209	(h)	2,666,737	(h)	1,885,941	(h)	20,406,230
Interest expense	1,186,938	1,073,707	(i)	525,435	(i)	411,660	(i)	602,914	(i)	953,906	(i)	780,722	(i)	914,563	(i)	526,592	(i)	206,609	(i)	1,479,095	(i)	1,665,388	(i)	10,327,529
General and administrative expenses	816,085	130,032	(j)	33,211	(j)	37,992	(j)	30,111	(j)	25,709	(j)	36,628	(j)	33,527	(j)	49,972	(j)	23,613	(j)	2,573	(j)	76,058	(j)	1,295,511
Acquisition costs	881,145	—		170,869	(k)	122,697	(k)	106,819	(k)	156,434	(k)	198,898	(k)	133,183	(k)	27,562	(k)	92,472	(k)	349,673	(k)	128,762	(k)	2,368,514
	9,759,183	6,276,805		6,051,833		2,545,118		3,421,984		5,880,735		5,080,104		4,856,267		3,244,180		1,630,405		7,407,673		6,236,742		62,391,029
Net loss	$(4,049,010)	$(840,634)		$(2,118,341)		$(814,951)		$(1,020,487)		$(2,036,878)		$(1,315,795)		$(1,462,908)		$(1,092,675)		$(1,554,979)		$(3,953,412)		$(5,340,250)		$(25,600,320)
Net loss per common share – basic and diluted	$(1.72)																							$(1.12)
Weighted-average number of common shares outstanding, basic and diluted	2,358,867																							22,908,859	(l)

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011

(a)	Historical financial information for the year ended December 31, 2011 derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

(b)	Represents adjustments to historical operations of the Company to give effect to the acquisition of the Portfolio Properties as if these assets had been acquired on January 1, 2011.

(c)
Represents the base rental income (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2011, based on the historical operations of the previous owners as if the Portfolio Properties had been acquired on January 1, 2011.

(d)
Represents operating cost reimbursements and other operating income from tenants (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2011, based on historical operations of the previous owners as if the Portfolio Properties had been acquired on January 1, 2011.

(e)
Represents operating, maintenance and management expenses (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2011, based on historical operations of the previous owners as if the Portfolio Properties were acquired on January 1, 2011. Amounts exclude the following property management fees:

Portfolio Properties	Property Management Fees For the Year Ended December 31, 2011
Arbor Pointe Property	$19,478
Clarion Park Property	42,917
Cooper Creek Property	19,996
Prairie Walk Property	33,318
Truman Farm Villas Property	71,644
EBT Lofts Property	42,304
Windsor on the River Property	106,220
Renaissance Property	60,000
Spring Creek Property	84,151
Montclair Parc Property	192,307
Sonoma Grande Property	149,496
Estancia Property	132,619
Hilliard Park Property	106,707
Hilliard Summit Property	1,989
Forty 57 Property	—
Hilliard Grand Property	34,093

(f)
Represents real estate taxes and insurance expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2011, based on management estimates as if the Portfolio Properties were acquired on January 1, 2011.

(g)
Represents fees to affiliates (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2011 that would be due to affiliates had the Portfolio Properties been acquired on January 1, 2011. The pro forma total fees to affiliates are as follows:

•
Acquisition Fees: Acquisition fees are payable based on 2% of the sum of the acquisition costs of the Portfolio Properties, including acquisition expenses (with the total acquisition fees and acquisition expenses payable to the Advisor being subject to a limitation of 6% of the contract purchase price), as defined in the Advisory Agreement.

•
Investment Management Fees: Investment management fees are payable to the Advisor based on an annual fee, payable monthly, of 0.80% of the acquisition cost of the Portfolio Properties, including acquisition fees and acquisition expenses, as defined in the Advisory Agreement.

•
Property Management Fees: Property management fees are payable to the property manager based on between 2.5% and 3.5% of the monthly gross revenues of the Portfolio Properties, as defined in the Property Management Agreement for each property.

The acquisition fees and investment management fees payable to the Advisor and the property management fees payable to the property managers were:

	For the Year Ended December 31, 2011
Portfolio Properties	Acquisition Fees	Investment Management Fees	Property Management Fees	Total
Arbor Pointe Property (1)	$133,545	$53,418	$39,494	$226,457
Clarion Park Property (1)	229,118	89,720	61,028	379,866
Cooper Creek Property (1)	212,526	86,711	44,376	343,613
Prairie Walk Property (1)	124,663	50,935	33,180	208,778
Truman Farm Villas Property (1)	185,240	75,545	50,451	311,236
EBT Lofts Property (1)	174,658	71,342	36,361	282,361
Windsor on the River Property	666,381	272,585	137,672	1,076,638
Renaissance Property	253,897	103,907	60,556	418,360
Spring Creek Property	392,099	159,984	84,052	636,135
Montclair Parc Property	721,328	294,303	115,316	1,130,947
Sonoma Grande Property	651,458	265,701	112,929	1,030,088
Estancia Property	564,777	230,429	101,801	897,007
Hilliard Park Property	400,130	163,253	64,545	627,928
Hilliard Summit Property	486,537	66,169	2,263	554,969
Forty 57 Property	1,061,613	433,138	86,357	1,581,108
Hilliard Grand Property	815,501	249,543	26,895	1,091,939

(1)	Comprises the total fees for the year ended December 31, 2011, a portion of which is included in the historical statement of operations of the Company.

(h)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2011, as if the Portfolio Properties were acquired on January 1, 2011. Depreciation expense on the purchase price of building and furniture & fixtures is recognized using the straight-line method over an estimated useful life of 27.5 years and 5 years, respectively. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2011, as if the borrowings attributable to the Portfolio Properties were borrowed on January 1, 2011.

Portfolio Properties	Initial Mortgage Debt (In Millions)
Arbor Pointe Property	$5.2
Clarion Park Property	9.0
Cooper Creek Property	6.8
Prairie Walk Property	4.0
Truman Farm Villas Property	5.9
EBT Lofts Property	5.6
Windsor on the River Property	23.5
Renaissance Property	7.0
Spring Creek Property(1)	13.9
Montclair Parc Property	25.0
Sonoma Grande Property	22.5
Estancia Property(1)	20.5
Hilliard Park Property	13.9
Hilliard Summit Property	16.8
Forty 57 Property	38.5
Hilliard Grand Property	29.3

(1)
The identifiable assets and mortgage note payable assumed in connection with the acquisition of the Spring Creek Property and the Estancia Property include an allocation adjustment of $0.6 million and $1.9 million, respectively, to record the assumed mortgage at fair value.

(j)
Represents general and administrative expenses (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2011, based on historical operations of the previous owners, as if the Portfolio Properties had been acquired as of January 1, 2011.

(k)
Represents adjustments made to acquisition costs (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2011, to include those amounts incurred by the Company that were attributable to the 2012 Properties, as if the assets had been acquired as of January 1, 2011.

(l)
Represents the actual number of shares of the Company’s common stock outstanding as of December 31, 2012. The calculation assumes that these shares were issued and the related proceeds were raised on January 1, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.
Date:	March 8, 2013	By:	/s/ Kevin J. Keating
Kevin J. Keating
Principal Financial and Accounting Officer